UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549
_____

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 23, 2008

Date of Report (Date of earliest event reported)

Integrated Device Technology, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-12695	94-2669985
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6024 Silver Creek Valley Road, San Jose, California 95138
(Address of principal executive offices) (Zip Code)

(408) 284-8200
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02     Results of Operations and Financial Condition.

The information in this Current Report, including Exhibit 99.1 attached hereto, is furnished pursuant to Item 2.02 of this Form 8-K. Consequently, it is not deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section. It may only be incorporated by reference in another filing under the Exchange Act or the Securities Act of 1933, as amended, if such subsequent filing specifically references this Current Report.

On January 24, 2008, Integrated Device Technology, Inc. ("IDT" or the "Company") announced its results of operations and financial condition as of and for the fiscal quarter ended December 30, 2007, in a publicly disseminated press release that is attached hereto as Exhibit 99.1.

The Company's press release contains non-GAAP financial measures. Pursuant to the requirements of Regulation G and Item 10(e)(1)(i) of Regulation S-K, the Company has provided reconciliations within the press release of the non-GAAP financial measures to the most directly comparable GAAP financial measures included in the press release.

The foregoing description is qualified in its entirety by reference to the Company’s press release dated January 24, 2008, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)

On January 23, 2008, Hock Tan, John D. Howard, John C. Bolger and Ken Kannappan resigned from the board of directors of IDT, effective immediately.

(d)

On January 23, 2008, Gordon Parnell was elected to the board of directors of IDT (the "Board"). Mr. Parnell was also appointed to the Board’s Audit Committee and Nominating and Corporate Governance Committee.

Mr. Parnell will receive the same benefits the Company provides to non-employee independent directors, which are described in IDT’s definitive proxy statement filed with the Securities and Exchange Commission on July 30, 2007. The Company also intends to enter into an indemnification agreement with Mr. Parnell that is substantially similar to the form of indemnification agreement executed by other members of the Board.

Item 7.01     Regulation FD Disclosure.

On January 24, 2008, IDT issued a press release announcing the election of Gordon Parnell to the Board and the resignations of Hock Tan, John D. Howard, John C. Bolger and Ken Kannappan from the Board as set forth in Item 5.02 of this Form 8-K. A copy of the press release is furnished with this Form 8-K and attached hereto as Exhibit 99.1. Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liabilities under that Section and shall not be deemed to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01     Financial Statements and Exhibits.

(d)	Exhibits.

99.1 Press Release dated January 24, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	January 24, 2008

INTEGRATED DEVICE TECHNOLOGY, INC.

		By:	/s/ Clyde R. Hosein
Clyde R. Hosein
Vice President and Chief Financial Officer (duly authorized officer)

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 24, 2008

5